BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 24, 2020

to the Summary Prospectus and Prospectus of each Fund dated October 28, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus of each Fund and should be read in conjunction with each Fund’s

Prospectus and Summary Prospectus.

Effective as of March 24, 2020, the Prospectus and Summary Prospectus of each Fund are hereby supplemented and revised as follows:

The “Principal Risks” section is amended to delete the “Market Risk” disclosure in its entirety and to replace it with the following:

•

Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, war, acts of terrorism, the spread of infectious illness or other public health issues, recessions and natural disasters.

Effective as of March 24, 2020, the Funds’ Prospectus is hereby supplemented and revised as follows:

The “ADDITIONAL INFORMATION REGARDING THE FUND’S PRINCIPAL RISKS” section is amended to delete the “Market Risk” disclosure in its entirety and to replace it with the following:

Market Risk. Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. As a result, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. The interconnection of international markets means that events in one country or region may affect the markets in other countries and regions, increasing the likelihood that inflation, interest rates, wars, natural disasters, acts of terrorism, infectious illness or other public health issues and recessions could affect the securities market. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE